UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 10, 2016

PacWest Bancorp
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36408	33-0885320
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9701 Wilshire Blvd., Suite 700
Beverly Hills, California	90212
(Address of Principal Executive Office)	(Zip Code)

(310) 887-8500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors

On February 10, 2016, each of Messrs. Douglas (Tad) H. Lowrey and Timothy B. Matz notified PacWest Bancorp (the “Company”) of his decision to not stand for re-election at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”). Each of Messrs. Lowrey and Matz advised the Company that his decision to not stand for re-election did not involve any disagreement with the Company. Mr. Lowrey will remain a director and Chairman of the Board of Directors of the Company’s wholly-owned banking subsidiary, Pacific Western Bank.

ITEM 8.01   Other Events

Amended and Restated 2003 Stock Incentive Plan and Awards

On February 10, 2016, the board of directors (the “Board”) of the Company approved, subject to stockholder approval at the Annual Meeting, the amended and restated PacWest Bancorp 2003 Stock Incentive Plan (the “Stock Incentive Plan”). Consistent with the initiatives of the Board’s Compensation, Nominating and Governance Committee (the “CNG Committee”) described in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders (the “2015 Proxy Statement”), the adoption of the Stock Incentive Plan is intended to continue the enhancement of the Company’s executive compensation programs by further aligning the Company’s compensation programs with the long-term interests of the Company’s stockholders. The Stock Incentive Plan does not increase the number of shares reserved for future issuance under the Stock Incentive Plan beyond what the Company’s stockholders previously approved in 2014 and specifically (i) adds “total stockholder return” (“TSR”) to the list of business criteria on which performance goals may be based for awards that are intended to satisfy the “performance-based compensation” exception to the deductibility limit under Section 162(m) of the Internal Revenue Code, (ii) eliminates the administrator’s ability to reprice options or other awards without the approval of the Company’s stockholders,  and (iii) limits the value of awards that may be granted to any of the Company’s non-employee directors in a calendar year. Unless sooner terminated, the Stock Incentive Plan will remain in effect for a period of ten years following stockholder approval at the Annual Meeting.  The CNG Committee believes that the use of a relative TSR metric, described in more detail below, further focuses executives on managing the returns of the Company in the long-term interests of stockholders.

Except for awards to Mr. Patrick Rusnak in connection with his appointment as Chief Financial Officer of the Company and Mr. Frank Tower, as a result of employment arrangements in connection with the Square 1 Financial, Inc. acquisition, in 2015 no equity awards were made to the Company’s executive officers under the prior Stock Incentive Plan or otherwise. On February 10, 2016, in conjunction with the approval of the Stock Incentive Plan, the Board or the CNG Committee, as applicable, granted to the Company’s executive officers awards consisting of performance restricted stock units (the “PRSUs”), described further below, and restricted stock awards (“Restricted Stock Awards”), which Restricted Stock Awards vest ratably over four years from the date of grant. Consistent with the principles discussed in the 2015 Proxy Statement, the CNG Committee endeavored to tie a significant portion of long-term incentive awards to stockholder interests, with each executive officer receiving 50% of annual long-term incentive awards in the form of PRSUs and 50% of annual long-term incentive awards in the form of Restricted Stock Awards.  The PRSUs will vest only if performance goals with respect to relative TSR, diluted earnings per share and return on average assets (weighted 25%, 37.5% and 37.5%, respectively) are met over a three-year performance period. Relative TSR compares the Company’s total stockholder return, measured as the appreciation in the Company’s common stock price and assuming the reinvestment of dividends, against the KBW Nasdaq Regional Banking Index. The TSR component of the Stock Incentive Plan is subject to stockholder approval at the Annual Meeting. The Restricted Stock Awards and PRSUs granted to the Company’s executive officers are as follows:

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Name	Title	Grant Date	Restricted Stock Awards(1)	PRSUs(2)	Total Equity Grant
Matthew P. Wagner	Chief Executive Officer	2/10/2016	42,506	46,145	88,651
James J. Pieczynski	President, CapitalSource Division	2/10/2016	31,486	34,180	65,666
Patrick J. Rusnak	Chief Financial Officer	2/10/2016	18,892	20,508	39,400
Kori L. Ogrosky	General Counsel	2/10/2016	10,627	11,536	22,163
Christopher D. Blake	Human Resources Director	2/10/2016	9,446	10,254	19,700
Bryan M. Corsini	Chief Credit Officer	2/10/2016	11,807	12,818	24,625
J. Frank Tower	President, Square 1 Bank Division	2/10/2016	9,446	10,254	19,700

(1)         The number of Restricted Stock Awards granted to each executive officer was based on the closing price of the Company’s common stock on February 10, 2016, or $31.76.

(2)         The number of PRSUs granted to each executive officer was (i) with respect to the portion of the PRSUs that vest based on achievement of relative TSR goals, based on an accounting value of $23.66 per PRSU and (ii) with respect to the portion of the PRSUs that vest based on achievement of diluted earnings per share and return on average assets goals, based on the closing price of the Company’s common stock on February 10, 2016, or $31.76.

Ownership Guidelines

In an effort to align the interests of the Company’s non-employee directors with the interests of stockholders and continue to promote the Company’s commitment to sound corporate governance, on February 10, 2016, the CNG Committee approved an amendment to the Stock Ownership Guidelines (the “Ownership Guidelines”) to require non-employee director ownership of shares of common stock having a value equal to five times their annual cash retainer. Under the Ownership Guidelines, affected non-employee directors will be expected to meet the applicable ownership threshold within five years of the later of May 16, 2016 or the date of their election or appointment to the Board.

Copies of the Stock Incentive Plan, the form of the Stock Incentive Plan Stock Unit Award Agreement and the Ownership Guidelines are filed as Exhibit 10.1, 10.2 and 10.3, respectively, hereto and incorporated herein by reference.

Item 9.01                                               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Copy of PacWest Bancorp 2003 Stock Incentive Plan as amended and restated February 10, 2016.
10.2	Copy of Form of PacWest Bancorp Stock Incentive Plan Stock Unit Award Agreement
10.3	Copy of Stock Ownership Guidelines dated February 10, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

Date: February 12, 2016	By:	/s/ Kori L. Ogrosky
	Name:	Kori L. Ogrosky
	Title:	Executive Vice President, General Counsel & Corporate Secretary

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